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                                                                   EXHIBIT 10.57


              STANDARD OFFICE SHOWROOM/WAREHOUSE COMMERCIAL LEASE

                         ARTICLE 1.00 BASIC LEASE TERMS

         1.01 PARTIES. This lease agreement ("Lease") is entered into by and between the following Lessor and Lessee:

         Fountain Parkway, Ltd.            ("Lessor")
         Bollinger Industries, L.P.        ("Lessee")

         1.02 LEASED PREMISES. In consideration of the rents, terms, provisions and covenants of this Lease, Lessor hereby leases, lets and demises to Lessee the following described premises ("leased premises"):

300,000 (Approximate sq. ft.) at

602 Fountain Parkway
Grand Prairie, Texas 75050

         1.03 TERM. Subject to and upon the conditions set forth herein, the term of this Lease shall commence on December 1, 1996 (the "commencement date") and shall terminate May 1, 2004 (89) months thereafter.

         1.04    SECURITY DEPOSIT. Security deposit is $46,500.

         1.05    ADDRESSES.

         Lessor's Address:                             Lessee's Address:

         Fountain Parkway Ltd.                         602 Fountain Parkway
         C/O Southwest Properties Group, Inc.          Grand Prairie, TX 75050
         701 Commerce St., Suite 200
         Dallas, TX 75202

         1.06    PERMITTED USE: Warehouse Storage, Assembly, and Light
Manufacturing.

                               ARTICLE 2.00 RENT

         2.01 BASE RENT. Lessee agrees to pay monthly as base rent during the term of this Lease the sum of money set forth this section of the Lease, which amount shall be payable to Lessor at the address shown above. One monthly installment of rent shall be due and payable on the date of execution of this Lease by Lessee for the first month's rent and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date or completion date during the term of this Lease; provided, if the commencement date or the completion date should be a date other than the first day of a calendar month, the monthly rental set forth above shall be prorated to the end of that calendar month, and all succeeding installments of rent shall be payable on or before the first day of each succeeding calendar month during the term of this Lease. Lessee shall pay, as additional rent, all other sums due under this Lease.

BASE RENT. Lessee agrees to pay monthly as base rent during the term of this lease the following sums of money:

Months  1-12:  $ 35,593.11  per month or   $1.42   per square foot per year
Months 13-29:  $ 39,760.31  per month or   $1.59   per square foot per year
Months 30-41:  $ 47,500.00  per month or   $1.90   per square foot per year
Months 42-53:  $ 50,000.00  per month or   $2.00   per square foot per year
Months 54-65:  $ 52,500.00  per month or   $2.10   per square foot per year
Months 66-77:  $ 55,000.00  per month or   $2.20   per square foot per year
Months 78-89:  $ 57,500.00  per month or   $2.30   per square foot per year

         2.02 LESSEE'S PROPORTIONATE SHARE. For the purpose of this lease, the total area of the Building is 300,000 rentable square feet. The relationship between the area of the demised premises and the area of the Building as aforesaid is 100 percent which percentage should be used throughout this lease in determining the portions of additional rent related thereto.

         2.03 OPERATING EXPENSES. In the event Lessor's operating expenses for the building and/or project of which the leased premises are a part shall, in any calendar year during the term of this Lease, exceed the sum of the actual 1995 Base Year Operating Expenses (the "Base Year Expense Stop"), Lessee agrees to pay as additional rent Lessee's pro rata share of such excess operating expenses. Lessor may invoice Lessee monthly for Lessee's pro rata share of the estimated operating expenses for each calendar year, which amount shall be adjusted each year based upon anticipated operating expenses. Within nine months following the close of each calendar year, Lessor shall provide Lessee an accounting showing in reasonable detail all computations of additional rent due under this section. In the event the accounting shows that the total of the monthly payments made by the Lessee exceeds the amount of additional rent due by Lessee under this section, the accounting shall be accompanied by a refund. In the event the accounting shows that the total of the monthly payments made by Lessee is less than the amount of additional rent due by Lessee under this section, the account shall be accompanied by an invoice for the additional rent. Notwithstanding any other provision in this Lease, during the year in which the Lease terminates, Lessor, prior to the termination date, shall have the option to invoice Lessee for Lessee's pro rata share of the excess operating expenses based upon the previous year's operating expenses. If this Lease shall terminate on a day other than the last day of a calendar year, the amount of any additional rent payable by Lessee applicable to the year in which such termination shall occur shall be prorated on the ratio that the number of days from the commencement of the calendar year to and including the termination date and its relationship to three hundred sixty-five
(365) days. Lessee shall have the right, at its own expense and within a reasonable time, to audit Lessor's books relevant to the additional rent payable under this section. Lessee agrees to pay any additional rent due under this section within ten (10) days following receipt of the invoice or accounting showing additional rent due.

         2.04 DEFINITION OF OPERATING EXPENSES. The term "operating expenses" includes all real property taxes and installments of special assessments, including dues and assessments by means of deed restrictions and/or owners' associations which accrue against the building of which the leased premises are a part during the term of this lease; and all insurance premiums Lessor is required to pay or deems necessary to pay, including public liability insurance, with respect to the building. The term operating expenses does not include the following: repairs; restoration or other work occasioned by fire, wind, the elements or other casualty; income and franchise taxes of Lessor; expenses incurred in leasing to or procuring of Lessees, leasing commissions, advertising expenses and expenses for the renovating of space for new lessees; interest or principle payments on any mortgage or other indebtedness of Lessor; compensation paid to any employee of

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Lessor above the grade of property manager; any depreciation allowance or expense; or operating expenses which are the responsibility of Lessee.

         2.05 LATE PAYMENT CHARGE. Other remedies for nonpayment notwithstanding, if the monthly rental payment is not received by Lessor on or before the fifth (5th) day of the month for which the rent is due, or if any other payment due Lessor by Lessee is not received by Lessor on or before the fifth (5th) day of the month for which such payment is due, a late payment charge of ten percent (10%) of such past due amount shall become due and payable in addition to such amounts owed under this Lease.

         2.06 INCREASE IN INSURANCE PREMIUMS. If an increase in any insurance premium paid by Lessor for the building is caused by Lessee's use of the leased premises in a manner other than as set forth in section 1.06, or if Lessee vacates the leased premises and causes an increase in such premiums, then Lessee shall pay as additional rent the amount of such increase to Lessor.

         2.07 SECURITY DEPOSIT. The security deposit set forth above shall be held by Lessor for the performance of Lessee's covenants and obligations under this Lease, it being expressly understood that the deposit shall not be considered an advance payment of rental or a measure of Lessor's damage in case of default by Lessee. Upon the occurrence of any event of default by Lessee or breach by Lessee of Lessee's covenants under this Lease, Lessor may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrears of rent, or to repair any damage or injury, or pay any expense or liability incurred by Lessor as a result of the event of default or breach of covenant, and any remaining balance of the security deposit shall be returned by Lessor to Lessee upon termination of this Lease. If any portion of the security deposit is so used or applied, Lessee shall upon ten (10) days written notice from Lessor, deposit with Lessor by cash or cashier's check an amount sufficient to restore the security deposit to its original amount.

         2.08 HOLDING OVER. In the event that Lessee does not vacate the leased premises upon the expiration or termination of this Lease, Lessee shall be a lessee at will for the holdover period and all of the terms and provisions of this Lease shall be applicable during that period, except that Lessee shall pay Lessor as base rental for the period of such holdover an amount equal to two times the base rent which would have been payable by Lessee had the holdover period been a part of the original term of this Lease. Lessee agrees to vacate and deliver the leased premises to Lessor upon Lessee's receipt of notice from Lessor to vacate. The rental payable during the holdover period shall be payable to Lessor on demand. No holding over by Lessee, whether with or without the consent of Lessor, shall operate to extend the term of this Lease. Lessee shall not, without Lessor's prior written consent holdover after one hundred twenty (120) days from the expiration of this lease.

                         ARTICLE 3.00 OCCUPANCY AND USE

         3.01 USE. Lessee warrants and represents to Lessor that the leased premises shall be used and occupied only for the purpose as set forth in section 1.06. Lessee shall occupy the leased premises, conduct its business and control its agents, employees, invitees and visitors in such a manner as is lawful, reputable and will not create a nuisance. Lessee shall not permit any operation which emits any odor or matter which intrudes into other portions of the building, use any apparatus or machine which makes undue noise or causes vibration in any portion of the building or otherwise interfere with, annoy or disturb any other lessee in its normal business operations or Lessor in its management of the building. Lessee shall neither permit any waste on the leased premises nor allow the leased premises to be used in any way which would, in the opinion of Lessor, be extra hazardous on account of fire or which would in any way increase or render void the fire insurance on the building. If at any time during the term of this Lease, the State Bureau of Insurance or other insurance authority disallows any of Lessors sprinkler credits or imposes an additional penalty or surcharge in Lessors insurance premiums because of Lessee's original or subsequent placement or use of storage racks or bins, method of storage or nature of Lessee's inventory or any other act of Lessee, Lessee agrees to pay as additional rent the increase (between fire walls) in Lessor's insurance premiums.

         3.02 SIGNS. No sign of any type or description shall be erected, placed or painted in or about the leased premises or project except those signs submitted to Lessor in writing and approved by Lessor in writing, and which signs are in conformity with Lessor's sign criteria established for the project.

         3.03 COMPLIANCE WITH LAWS, RULES AND REGULATIONS. Lessee, at Lessee's sole cost and expense shall comply with all laws, ordinances, orders, rules and regulations of state, federal, municipal or other agencies or bodies having jurisdiction over use, condition and occupancy of the leased premises. Lessee will comply with the rules and regulations of the building adopted by Lessor which are set forth on a schedule attached to this Lease. Lessor shall have the right at all times to change and amend the rules and regulations in any reasonable manners may be deemed advisable for the safety, care, cleanliness, preservation of good order and operation or use of the building or the leased premises. All changes and amendments to the rules and regulations of the building will be sent by Lessor to Lessee in writing and shall thereafter be carried out and observed by Lessee.

         3.04 WARRANTY OF POSSESSION. Lessor warrants that it has the right and authority to execute this Lease, and Lessee, upon payment of the required rents and subject to the terms, conditions, covenants and agreements contained in this Lease, shall have possession of the leased premises during the full term of this Lease as well as any extension or renewal thereof. Lessor shall not be responsible for the acts or omissions of any other lessee or third party that may interfere with Lessee's use and enjoyment of the leased premises.

         3.05 INSPECTION. Lessor or its authorized agents shall at any and all reasonable times have the right to enter the leased premises to inspect the same, to supply janitorial service or any other service to be provided by Lessor, to show the leased premises to prospective purchasers or lessees, and to alter, improve or repair the leased premises or any other portion of the building. Lessee hereby waives any claim for damages for injury or inconvenience to or interference with Lessee's business, any loss of occupancy or use of the leased premises, and any other loss occasioned thereby. Lessor shall at all times have and retain a key with which to unlock all of the doors in, upon and about the leased premises. Lessee shall not change Lessor's lock system or in any other manner prohibit Lessor from entering the leased premises. Lessor shall have the right to use any and all means which Lessor may deem proper to open any door in an emergency without liability therefore.

                             ARTICLE 4.00 SERVICES

         4.01 Lessee accepts building services as adequate for its intended use. Lessor agrees to make available to the premises at Lessor's sole cost and expense: (1) water, (2) air conditioning and heating, (3) electric service, (4) electrical lighting service for all common areas in the manner and to the extent deemed by Lessor to be standard.

         4.02 Lessee shall pay for the electricity and gas utilized in operating any and all facilities serving the leased premises.

         4.03 Failure to any extent to furnish of or any stoppage or interruption of these defined services resulting from any cause shall not render Lessor liable in any respect for damages to either person, property or business; nor be construed as an eviction of Lessee or work an abatement of rent; nor relieve Lessee from fulfillment of any covenant or agreement hereof. Lessee shall have no claim for abatement of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom.

         4.04 REPAIRS AND MAINTENANCE. By Lessor: Lessor shall at its expense maintain only the roof, foundation, underground or otherwise concealed plumbing, outside of the building and the structural soundness of the exterior walls (excluding all windows, window glass, plate glass, and all doors) of the Building and keep in good repair and condition, except for reasonable wear and tear. However, in no event shall Lessor be responsible for repair of any damage caused by any act of negligence of the Lessee, its employees, agents or invitees.


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Lessee shall give immediate written notice to Lessor of the need for repairs or corrections and Lessor shall proceed promptly to make such repairs or corrections. Lessor's liability hereunder shall be limited to the cost of such repairs or corrections. In addition, Lessor shall maintain the paving outside the building.

         4.05 By Lessee: Lessee shall at its expense and risk maintain all other parts of the building and other improvements on the demised premises in good repair and condition, including but not limited to repairs including all necessary replacements to the interior plumbing, windows, window glass, plate glass doors, heating system, air-conditioning equipment, fire protection sprinkler system, elevators, and the interior of the building in general. All warranties and guarantees in effect on any of the items mentioned above will be for Lessee or Lessor's use as applicable. Lessee shall be responsible for maintaining the landscaping and regular mowing of grass.

         4.06 In the event Lessee should neglect to maintain the demised premises and the equipment located therein, Lessor shall have the right (but not the obligation) to cause repairs or corrections to be made and any reasonable costs therefor shall be payable by Lessee to Lessor as additional rental on the next rental installment date.

                      ARTICLE 5.00 LESSEE RESPONSIBILITIES

         5.01 Lessee shall make no alteration or additions to the electrical equipment and/or appliances without the prior written consent of the Lessor in each instance. Lessee covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the building or the risers or wiring installation. Lessee warrants and agrees that there will not be installed or used in the demised premises such machines or appliances which exceed the existing electrical capacity within the building.

         5.02 No additional heating, ventilating or air-cooling unit or equipment shall be installed or used in the suite except with the Lessor's prior written consent and Lessee hereby expressly grants to the Lessor permission to enter the premises demised hereunder, upon Lessee's breach of the provisions hereof and after notice to Lessee of such breach and Lessee expressly grants permission to Lessor to remove the equipment or appliance causing the non-compliance or breach of such provisions without liability of any sort on the part of the Lessor to the Lessee or any other.

         5.03 The Lessee shall keep the demised premises and the fixtures and equipment therein in clean, safe and sanitary condition, will take good care thereof, will suffer no waste or injury thereto, and will, at the expiration or other termination of the term of this Lease, surrender the same, broom clean, in the same order and condition in which they were on the commencement of the term of this Lease.

         5.04 The Lessee shall commit no violations of and abide by the Building's rules and/or regulations (as may be promulgated from time to time by the Lessor), building code violations, violations of Fire Department or local authorities, violations of any and all laws governing the operation or occupancy of this building. The cost of removing the violations including the damages the Lessor may suffer as a result of Lessee's acts, shall be borne solely by the Lessee and such cost, expenses, losses and damages which the Lessor incurs or will incur, will be billed to Lessee as additional rent in accordance with the terms and conditions of this Lease.

         5.05 Lessee will not conduct or permit to be conducted any activity, or place any equipment in or about the demised premises, which will, in any way, increase the rate of fire insurance or other insurance on the Building; and if any increase in the rate of fire insurance or other insurance is stated by any insurance company or by the applicable Insurance Rating Bureau to be due to any activity or equipment in or about the demised premises, such shall be conclusive evidence that the increase in such rate is due to any such activity or equipment, and, as a result thereof, Lessee shall be liable for such increase and shall reimburse Lessor thereafter.

         5.06 In case of the failure of Lessee to comply with any provision or terms of this Lease, Lessor shall have the right, but shall not be obligated, to effect such compliance on behalf of Lessee, and, in such event, all expenses Incurred or monies spent by Lessor in effecting such compliance shall be deemed to be additional rental and shall be paid by Lessee to Lessor at the time for payment of the next monthly payment of rental hereunder following notice to Lessee from Lessor of the said additional rent to be paid hereunder.

                   ARTICLE 6.00 ALTERATIONS AND IMPROVEMENTS

         6.01 LESSOR IMPROVEMENTS. If construction to the leased premises is to be performed by Lessor prior to or during Lessee's occupancy, Lessor will complete the construction of the improvements to the leased premises, in accordance with plans and specifications agreed to by Lessor and Lessee, which plans and specifications are made a part of this Lease by reference. Lessee shall execute a copy of the plans and specifications and change orders, if applicable, setting forth the amount of any costs to be borne by Lessee within seven (7) days of receipt of the plans and specifications. In the event Lessee fails to execute the plans and specifications and change order within the seven
(7) day period, Lessor may, at its sole option, declare this Lease canceled or notify Lessee that the base rent shall commence on the completion date even though the improvements to be constructed by Lessor may not be complete. Any changes or modifications to the approved plans and specifications shall be made and accepted by written change order or agreement signed by Lessor and Lessee and shall constitute an amendment to this Lease.

         6.02 LESSEE IMPROVEMENTS. Lessee shall not make or allow to be made any alterations or physical additions in or to the leased premises without first obtaining the written consent of Lessor, which consent may in the sole and absolute discretion of Lessor be denied. Any alterations, physical additions or improvements to the leased premises made by Lessee shall at once become the property of Lessor and shall be surrendered to Lessor upon the termination of this Lease; provided, however, Lessor, at its option, may require Lessee to remove any physical additions and/or repair any alterations in order to restore the leased premises to the condition existing at the time Lessee took possession, all costs of removal and/or alterations to be borne by Lessee. This clause shall not apply to moveable equipment or furniture owned by Lessee, which may by removed by Lessee at the end of the term of this Lease if Lessee is not then in default and if such equipment and furniture are not then subject to any other rights, liens and interest of Lessor.

         6.03 MECHANICS LIEN. Lessee will not permit any mechanic's or materialman's lien's or other lien to be placed upon the leased premises or the building and nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Lessor, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the leased premises, or any part thereof, nor as giving Lessee any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanic's, materialman's or other lien against the leased premises, In the event any such lien is attached to the leased premises, then, in addition to any other right or remedy of Lessor, Lessor may, but shall not be obligated to, obtain the release of or otherwise discharge the same. Any amount paid by Lessor for any of the aforesaid purposes shall be paid by Lessee to Lessor on demand as additional rent.

                      ARTICLE 7.00 CASUALTY AND INSURANCE

         7.01 SUBSTANTIAL DESTRUCTION. If the leased premises should be totally destroyed by fire or other casualty, or if the leased premises should be damaged so that rebuilding cannot reasonably completed within ninety (90) working days after the date of written notification by Lessee to Lessor of the destruction, this Lease shall terminate and the rent shall be abated for the unexpired portion Lease, effective as of the date of the written notification.


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         7.02    PARTIAL DESTRUCTION. If the leased premises should be
partially damaged by fire or other casualty, and the rebuilding or repairs can reasonably be completed within ninety (90) working days from the date of written notification by Lessee to Lessor of the destruction, this Lease shall not terminate, and Lessor shall at its sole risk and expense proceed with reasonable diligence to rebuild or repair the building or other improvements to substantially the same condition in which they existed prior to damage. If the leased premises are to be rebuilt or repaired and are untenantable in whole or in part following the damage, and the damage or destruction was not caused or contributed to by act or negligence of Lessee, its agents, employees, invitees or those for whom Lessee is responsible, the rent payable under this Lease during the period for which the leased premises are untenantable shall be adjusted to such an extent as may be fair and reasonable under the circumstances. In the event that Lessor fails to complete the necessary repairs or rebuilding within ninety (90) working days from the date of written notification by Lessee to Lessor of the destruction, Lessee may at its option terminate this Lease by delivering written notice of termination to Lessor, whereupon all rights and obligations under this Lease shall cease to exist.

         7.03 PROPERTY INSURANCE. Lessor shall at all times during the term of this Lease maintain a policy or policies of insurance with the premiums paid in advance, issued by and binding upon some solvent insurance company, insuring the building against all risk of direct physical loss in an amount equal to at least ninety percent (90%) of the full replacement cost of the building structure and its improvements as of the date of the loss; provided, Lessor shall not be obligated in any way or manner to insure any personal property (including, but not limited to, any furniture, machinery, goods or supplies) of Lessee upon or within the leased premises, any fixtures installed or paid for by Lessee upon or within the leased premises, or any improvements which Lessee may construct on the leased premises. Lessee shall have no right in or claim to the proceeds of any policy of insurance maintained by Lessor even though the cost of such insurance is borne by Lessee as set forth in Article 2.00.

         7.04 WAIVER OF SUBROGATION. Anything in this Lease to the contrary notwithstanding, Lessor and Lessee hereby waive and release each other of and from any and all right of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the leased premises, improvements to the building of which the leased premises are a part, or personal property within the building, by reason of fire or the elements, regardless of cause or origin, including negligence of Lessor or Lessee and their agents, officers and employees. Lessor and Lessee agree immediately to give their respective insurance companies which have issued policies of insurance covering all risk of direct physical loss, written notice of the terms of the mutual waivers contained in this section, and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers.

         7.05 HOLD HARMLESS. Lessor shall not be liable to Lessee's employees, agents, invitees, licensees or visitors, or to any other person, for an injury to person or damage to property on or about the leased premises caused by any act or omission of Lessee, its agents, servants or employees, or of any other person entering upon the leased premises under express or implied invitation by Lessee, or caused by the improvements located on the leased premises becoming out of repair, the failure or cessation of any service provided by Lessor (including security service and devices), or caused by leakage of gas, oil, water or steam or by electricity emanating from the leased premises. Lessee agrees to defend, indemnify and hold harmless Lessor of and from any loss, attorney's fees, expenses or claims arising out of any such damage or injury.

                           ARTICLE 8.00 CONDEMNATION

         8.01 SUBSTANTIAL TAKING. If all or a substantial part of the leased premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the leased premises for the purpose for which it is then being used, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease effective on the date physical possession is taken by the condemning authority. Lessee shall have no claim to the condemnation award or proceeds in lieu thereof.

         8.02 PARTIAL TAKING. If all or a substantial part of the leased premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and this Lease is not terminated as provided in section 8.01 above, Lessor shall at Lessor's sole risk and expense, restore and reconstruct the building and other improvements on the leased premises to the extent necessary to make it reasonably tenantable. The rent payable under this Lease during the unexpired portion of the term shall be adjusted to such an extent as may be fair and reasonable under the circumstances. Lessee shall have no claim to the condemnation award or proceeds in lieu thereof.

                      ARTICLE 9.00 ASSIGNMENT OR SUBLEASE

         9.01 LESSOR ASSIGNMENT. Lessor shall have the right to sell, transfer or assign, in whole or in part, its rights and obligations under this Lease and in the building. Any such sale, transfer or assignment shall operate to release Lessor from any and all liabilities under this Lease arising after the date of such sale, assignment or transfer.

         9.02 LESSEE ASSIGNMENT. Lessee shall not assign, in whole or in part, this Lease or allow it to be assigned, in whole or in part, by operation of law or otherwise, including without limitation, a transfer of a majority interest of stock or merger. Nor shall Lessee sublet the leased premises in whole or in part, without the prior written consent of Lessor. No event of an assignment or sublease shall ever release Lessee or any guarantor from any obligation or liability hereunder. No assignee or sublessee of the leased premises may assign or sublet the premises or any portion thereof.

         9.03 CONDITIONS OF ASSIGNMENT. If Lessee desires to assign or sublet all OR any part of the leased premises, it shall so notify Lessor, in writing, at least thirty (30) days in advance of the date on which Lessee desires to make such assignment or sublease. Lessee shall provide Lessor with a copy of the proposed assignment or sublease and such information as Lessor might request concerning the proposed sublessee or assignee to allow Lessor to make informed judgements as to the financial condition, reputation, operations and general desirability of the proposed sublessee or assignee. Within fifteen
(15) days after Lessor's receipt of Lessee's proposed assignment or sublease and all required information concerning the proposed sublessee or assignee, Lessor shall have the following options: (1) cancel this Lease as to the leased premises or portion thereof proposed to be assigned or sublet; (2) consent to the proposed assignment or sublease, and, if the rent due and payable by assignee or sublessee under any such permitted assignment or sublease (or a combination of the rent payable under such assignment or sublease plus any bonus or any other consideration or any payment incident thereto) exceeds the rent payable under this Lease for such space, Lessee shall pay to Lessor all such excess rent and other excess consideration within ten (10) days following receipt thereof by Lessee; or (3) refuse, in its sole and absolute discretion and judgement, to consent to the proposed assignment or sublease, which refusal shall be deemed to have been exercised unless Lessor gives Lessee written notice providing otherwise. Upon the occurrence of an event of default, if all or any part of the leased premises are then assigned or sublet, Lessor, in addition to any other remedies provided by this Lease or provided by Law, may, at its option, collect directly from the assignee or sublessee all rents becoming due to Lessee by reason of the assignment or sublease, and Lessor shall have a security interest in all properties on the leased premises to secure payment of such sums. Any collection directly by Lessor from the assignee or sublessee shall not be construed to constitute a novation or a release of Lessee or any guarantor from the further performance of its obligations under this Lease.

         9.04 SUBORDINATION. Lessee accepts this Lease subject and subordinate to any recorded mortgage or deed of trust lien presently existing or hereafter created upon the building or project. Lessor is hereby irrevocably vested with full power and authority to subordinate Lessee's interest under this Lease to any first mortgage or deed of trust lien hereafter placed on the leased premises, and Lessee agrees upon demand to execute additional instruments subordinating this Lease as Lessor may require. If the interests of Lessor under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any first mortgage or deed of trust lien on the leased premises, Lessee shall be bound to the transferee (sometimes called the "Purchaser") at the option of the Purchaser, under the terms, covenants and conditions of this Lease for the balance of the term remaining, including any extensions or renewals, with the same force and effect as if the Purchaser were Lessor under this Lease, and, if requested by the Purchaser, Lessee agrees to attorn to the Purchaser, including the first mortgagee under any such mortgage if it be the Purchaser, as its Lessor.

         9.05 ESTOPPEL CERTIFICATES. Lessee agrees to furnish, from time to time, within five (5) days after receipt of a request from Lessor or Lessor's mortgagee, a statement certifying, if applicable, the following: Lessee is in possession of the leased premises; the leased premises are acceptable; the Lease is in full force and effect; the Lease is unmodified; Lessee claims no present charge, lien, or claim of offset against rent; the rent is paid for the current month, but is not prepaid for more than one month and will not be prepaid for more than one month in advance: there is no existing default by reason of some act or omission by Lessor; and such other matters as may be reasonably required by Lessor or Lessors mortgagee. Lessee's failure to deliver such statement, in addition to being a default under this Lease, shall be deemed to establish conclusively that this Lease is in full force and effect except as declared by Lessor, that Lessor is not in default of any of its obligations under this Lease, and that Lessor has not received more than one month's rent in advance.

                              ARTICLE 10.00 LIENS

         10.01 LESSOR'S LIEN. As security for payment of rent, damages and all other payments required to be made by this Lease, Lessee hereby grants to Lessor a lien upon all property of Lessee now or subsequently located upon the leased premises. If Lessee abandons or vacates any substantial portion of the leased premises or is in default in the payment of any rentals, damages or other payments required to be made by this Lease or is in default of any other provision of this Lease, Lessor may enter upon the leased premises, by picking or changing locks if necessary, and take possession of all or any part of the personal property, and may sell all or any part of the personal property at a public or private sale, in one or successive sales, with or without notice, to the highest bidder for cash, and, on behalf of Lessee; sell and covey ALL or part of the proceeds of the sale of the personal property shall be applied by Lessor towards the reasonable costs and expenses of the sale, including attorney's fees, and then toward the payment of all sums then due by Lessee to Lessor under the terms of this Lease. Any excess remaining shall be paid to Lessee or any other person entitled thereto by law.

         10.02 UNIFORM COMMERCIAL CODE. This Lease is intended as and constitutes a security agreement within the meaning of the Uniform Commercial Code of the state in which the leased premises are situated. Lessor, in addition to the rights prescribed in this Lease, shall have all of the rights, titles, liens and interests in and to Lessee's property, now or hereafter located upon the leased premises, which may be granted a secured party, as that term is defined, under the Uniform Commercial Code to secure to Lessor payment of all sums due and the full performance of all Lessee's covenants under this Lease. Lessee will on request execute and deliver to Lessor a financing statement for the purpose of perfecting Lessor's security interest under this Lease or Lessor may file this Lease or a copy thereof as a financing statement. Unless otherwise provided by law and for the purpose of exercising any right pursuant to this section, Lessor and Lessee agree that reasonable notice shall be met if such notice is given by ten (10) days written notice, certified mail, return receipt requested, to Lessor or Lessee at the addresses specified herein.

                       ARTICLE 11.00 DEFAULT AND REMEDIES

         11.01 DEFAULT BY LESSEE, The following shall be deemed to be events of default by Lessee under this Lease: (1) Lessee shall fail to pay when due any installment of rent or any other payment required pursuant to this Lease and the failure is not cured within ten (1O) days after written notice to Lessee; (2) Lessee shall abandon any substantial portion of the leased premises; (3) Lessee shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent, and the failure is not cured within twenty (20) days after written notice to Lessee; (4) Lessee shall file a petition or be adjudged bankrupt or insolvent under any applicable federal or state bankruptcy or insolvency law or admit that it cannot meet its financial obligations as they become due; or a receiver or trustee shall be appointed for all or substantially all of the assets of Lessee; or Lessee shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors, or (5) Lessee shall do or permit to be done any act which results in a lien being filed against the leased premises or the building and/or project of which the leased premises are a part.

         11.02 REMEDIES FOR LESSEE'S DEFAULT. Upon the occurrence of any event of default set forth in this Lease, Lessor shall have the option to pursue any one or more of the remedies set forth herein without any notice or demand. (1) Lessor may enter upon and take possession of the leased premises, by picking or changing locks if necessary, and lock out, expel or remove Lessee and any other person who may be occupying all or part of the leased premises without being liable for any claim for damages, and relet the leased premises on behalf of Lessee and receive the rent directly by reason of the reletting. Lessee agrees to pay Lessor on demand any deficiency that may arise by reason of any reletting of the leased premises; further, Lessee agrees to reimburse Lessor for any expenditures made by it in order to relet the leased premises, including, but not limited to, remodeling and repair costs. (2) Lessor may enter upon the leased premises, by picking or changing locks if necessary, without being liable for any claim for damages, and can do whatever Lessee is obligated to do under the terms of this Lease. Lessee agrees to reimburse Lessor on demand for any expenses which Lessor may incur effecting compliance with Lessee's obligations under this Lease caused by the negligence of Lessee or otherwise. (3) Lessor may terminate this Lease, in which event Lessee shall immediately surrender the leased premises to Lessor, and if Lessee fails to surrender the leased premises, Lessor may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the leased premises, by picking or changing locks if necessary and lock out, expel or remove Lessee and any other person who may be occupying all or any part of the leased premises without being liable for any claim for damages. Lessee agrees to pay on demand the amount of all loss and damage which Lessor may suffer by reason of the termination of this Lease under this section, whether through inability to relet the leased premises on satisfactory terms or otherwise. Notwithstanding any other remedy set forth in this Lease, in the event Lessor has made rent concessions of any type or character, or waived any base rent, and Lessee fails to take possession of the leased premises on the commencement or completion date or otherwise defaults at any time during the term of this Lease, the rent concessions, including any waived base rent, shall be canceled and the amount of the base rent or other rent concessions shall be due and payable immediately as if no rent concessions or waiver of any base rent had ever been granted. A rent concession or waiver of the base rent shall not relieve Lessee of any obligation to pay any other charge due and payable under this Lease including without limitation any sum due under section 2.02. In addition to the remedies set forth in this paragraph, upon occurrence of any event or events of default by Lessee under this Lease, Lessor may, at Lessors option, upon written notice to Lessee, accelerate the remaining sums due from Lessee pursuant to this Lease, for the remaining term of this Lease, at which time all such sums shall be immediately due and payable by Lessee. Notwithstanding anything contained in this Lease to the contrary, this Lease may be terminated by Lessor only by mailing or delivering written notice of such termination to Lessee, and no other act or omission of Lessor shall be construed as a termination of this Lease.

                           ARTICLE 12.00 DEFINITIONS

         12.01 ABANDON. "Abandon" means the vacating of all or a substantial portion of the leased premises by Lessee, whether or not Lessee is in default of the rental payments due under this Lease.

         12.02 ACT OF GOD OR FORCE MAJEURE. An "act of God" or "force majeure" is defined for purposes of this Lease as strikes, lockouts, sitdowns, material or labor restrictions by any governmental authority, unusual transportation delays, riots, floods, washouts, explosions, earthquakes, fire, storms, weather (including wet grounds or inclement weather which prevents construction), acts of the public enemy, wars, insurrections and any other cause not reasonably within the control of Lessor and which by the exercise of due diligence Lessor is unable, wholly or in part, to prevent or overcome,

         12.03 BUILDING OR PROJECT. "Building" or "project" as used in this Lease means the building and/or project described in section 1.02, including the leased premises and the land upon which the building or project is situated.

         12.04 COMMENCEMENT DATE. "Commencement date" shall be the date set forth in section 1.03. The commencement date shall constitute the commencement of the term of this Lease for all purposes, whether or not Lessee has actually taken possession.

         12.05 COMPLETION DATE. "Completion date" shall be the date on which the improvements erected and to be erected upon the leased premises shall have been completed in accordance with the plans and specifications described in article 6.00. The completion date shall constitute the commencement of the term of this Lease for all purposes, whether or not the Lessee has actually taken possession. Lessor shall use its best efforts to establish the completion date as the date set forth in section 1.03. In the event that the improvements have not in fact been completed as of that date, Lessee shall notify Lessor in writing of its objections. Lessor shall have a reasonable time after delivery of the notice in which to take such corrective action as may be necessary and shall notify Lessee in writing as soon as it deems such corrective action has been completed and the improvements are ready for occupancy. Upon completion of construction, Lessee shall deliver to Lessor a letter accepting the leased premises as suitable for the purposes for which they are let and the date of such letter shall constitute the commencement of the term of this Lease. Whether or not Lessee has executed such letter of acceptance, taking possession of the leased premises by Lessee shall be deemed to establish conclusively that the improvements have been completed in accordance with the plans and specifications, are suitable for the purposes for which the leased premises are let, and that the leased premises are in good and satisfactory condition as of the date possession was so taken by Lessee, except for latent defects, if any.

         12.06 SQUARE FEET. "Square Feet" or "square foot"as used in this Lease includes the area contained within the leased premises together with a common area percentage factor of the leased premises proportionate to the total building area.

                          ARTICLE 13.00 MISCELLANEOUS

         13.01 WAIVER. Failure of Lessor to declare an event of default immediately upon its occurrence, or delay in taking action in connection with an event of default, shall not constitute a waiver of default, but Lessor shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Pursuit of any one or more of the remedies set forth in article 11.00 above shall not preclude pursuit of any one or more of the other remedies provided elsewhere in this Lease or provided by law, nor shall pursuit of any remedy constitute forfeiture or waiver of any rent or damages accruing to Lessor by reason of the violation of any of the terms, provisions or covenants of this Lease. Failure by Lessor to enforce one or more of the remedies provided upon an event of default shall not be deemed or construed to constitute a waiver of the default or of any other violation or breach of any of the terms, provisions and covenants contained in this Lease.

         13.02 ACT OF GOD. Lessor shall not be required to perform any covenant or obligation in this Lease, or be liable in damages to Lessee, so long as the performance or non-performance of the covenant or obligation is delayed, caused or prevented by an act of God, force majeure or by Lessee.

         13.03 ATTORNEYS FEES. In the event Lessee defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and Lessor places in the hands of an attorney the enforcement of all or any part of this Lease, the collection of any rent due or to become due or recovery of the possession of the leased premises, Lessee agrees to pay Lessor's cost of collection, including reasonable attorney's fees for the services of the attorney, whether suit is actually filed or not.

         13.04. SUCCESSORS. This Lease shall the binding upon and inure to the benefit of Lessor and Lessee and their respective heirs, personal representatives, successors and assigns. It is hereby covenanted and agreed that should Lessor's interest in the leased premises cease to exist for any reason during the term of this Lease, then notwithstanding the happening of such event this Lease nevertheless shall remain unimpaired and in full force and effect, and Lessee hereunder agrees to attorn to the then owner of the leased premises.

         13.05 RENT TAX. If applicable in the jurisdiction where the leased premises are situated, Lessee shall pay and be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Lessor by Lessee under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the rent, additional rent, operating expenses or other charge upon which the tax is based as set forth above. See Article 16.00 Other Provisions.

         13.06 CAPTIONS. The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of any section.

         13.07 NOTICE. All rent and other payments required to be made by Lessee shall be payable to Lessor at the address set forth in section 1.05. All payments required to be made by Lessor to Lessee shall be payable to Lessee at the address set forth in section 1.05, or at any other address within the United State as Lessee may specify from time to time by written notice. Any notice or document required or permitted to be delivered by the terms of this Lease shall be deemed to be delivered (whether or not actually received) when deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, addressed to the parties at the respective addresses set forth in section 1.05.

         13.08 SUBMISSION OF LEASE. Submission of this Lease to Lessee for signature does not constitute a reservation of space or an option to lease. This lease is not effective until execution by and delivery to both Lessor and Lessee.

         13.09 CORPORATE AUTHORITY. If Lessee executes this Lease as a corporation, each of the persons executing this Lease on behalf of Lessee does hereby personally represent and warrant that Lessee is duly authorized and existing corporation, the Lessee is qualified to do business in the state in which the leased premises are located, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is authorized to do so. In the event any representation or warranty is false, all persons who execute this Lease shall be liable, individually, as Lessee.

         13.10 SEVERABILITY. If any provision of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         13.11 LESSOR'S LIABILITY. If Lessor shall be in default under this Lease and, if as a consequence of such default, Lessee shall recover a money judgement against Lessor, such judgment shall be satisfied only out of the right, title and interest of Lessor in the building as the same may then be encumbered and neither Lessor not any person or entity that comprises Lessor shall be liable for any deficiency. In no event shall Lessee have the right to levy execution against any property of Lessor nor any person or entity comprising Lessor other than its interest in the building as herein expressly provided.

         13.12 INDEMNITY. Lessor agrees to indemnify and hold harmless Lessee from and against any liability or claim, whether meritorious or not, arising with respect to any broker whose claim arises by through or on behalf of Lessor. Lessee agrees to indemnify and hold harmless Lessor from and against any liability or claim, whether meritorious or not, arising with respect to any broker whose claim arises by, through or on behalf of Lessee.

         13.13 Upon request, Lessee shall furnish Lessor with annual financial statements and reports in a timely manner.

              ARTICLE 14.0 AMENDMENT AND LIMITATION OF WARRANTIES

         14.01 ENTIRE AGREEMENT. IT IS EXPRESSLY AGREED BY LESSEE, AS A MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS LEASE, THAT THIS LEASE, WITH THE SPECIFIC REFERENCES TO WRITTEN EXTRINSIC DOCUMENTS, IS THE ENTIRE AGREEMENT OF THE PARTIES; THAT THERE ARE, AND WERE, NO VERBAL REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS, STIPULATIONS, AGREEMENTS OR PROMISES PERTAINING TO THIS LEASE OR TO THE EXPRESSLY MENTIONED WRITTEN EXTRINSIC DOCUMENTS NOT INCORPORATED IN WRITING IN THIS LEASE.

         14.02 AMENDMENT, THIS LEASE MAY NOT BE ALTERED, WAIVED, AMENDED OR EXTENDED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY LESSOR AND LESSEE.

         14.03 THIS LEASE AGREEMENT SUPERSEDES ANY AND ALL PREVIOUS AGREEMENTS BETWEEN THE PARTIES HERETO. AND ANY AND ALL PREVIOUS AGREEMENTS SHALL BECOME NULL AND VOID UPON EXECUTION OF THIS AGREEMENT.

                         ARTICLE 15.00 OTHER PROVISIONS

         15.01 LESSEE INSURANCE. Lessee shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense, causing Lessee's fixtures and contents to be insured under standard fire and extended coverage insurance and, with regard to liability insurance, insuring both Lessor, Lessor's Agents, and Lessee against all claims, demands or actions arising out of or in connection with Lessee's use or occupancy of the Demised Premises, or by the condition of the Demised Premises. The limits of Lessee's liability policy or policies shall be in an amount of not less than $1,000,000.00 per occurrence, and shall be written by insurance companies satisfactory to Lessor. Lessee shall obtain a written obligation on the part of each insurance company to notify Lessor at least twenty (20) days prior to cancellation of such insurance. Such policies and renewals thereof as required shall be delivered to Lessor at least thirty (30) days prior to the expiration of the respective policy terms. If Lessee should fail to comply with the foregoing requirement relating to insurance, Lessor may obtain such insurance and Lessee shall pay to Lessor on demand as additional rental hereunder the premium cost thereof plus interest at the maximum contractual rate (but in no event to exceed 1 1/2% per month) from the date of payment by Lessor until repaid by Lessee.

         15.02 TAXES. The Lessee covenants to pay all Taxes (whether imposed upon the Lessor or the Lessee) attributable to the personal property, trade fixtures, business, income, occupancy or sales of the Lessee or any other occupant of the Leased Premises, and to any Leasehold Improvements or fixtures installed by or on behalf of the Lessee within the Leased Premises, and to the use by the Lessee of any of the Property.

         Lessee covenants to pay the amount by which Taxes (whether imposed upon the Lessor or the Lessee) are increased above the Taxes which would have otherwise been payable as a result of the Leased Premises or the Lessee or any other occupancy of the Leased Premises being taxed or assessed in support of separate schools.

         15.03 ENVIRONMENTAL MATTERS. Lessee agrees that it shall not allow or permit the Premises to be used for the handling, transportation, storage, treatment or other usage of hazardous or toxic substances. Lessee does hereby agree to indemnify, defend and hold Lessor and its officers, employees and agents harmless from any claims, judgements, damages, fines, penalties, costs, liabilities (including sums paid in settlement of claims) or loss, including attorneys' fees, consultant fees, and expert fees which arise in connection with the presence or suspected presence of toxic or hazardous substances in the Premises, the soil, groundwater or soil vapor on or under the premises, the building in which the premises is located or in the surrounding property which arise as a result of Lessee's operation of its business. Any failure by Lessee to comply with the terms of this Paragraph 16.03 within ten (10) days of delivery of written notice to Lessee by Lessor of such failure shall constitute an event of default under this Lease. For purposes of this Paragraph 16.03, the term "hazardous or toxic substances" shall mean any substance which is subject to regulation by the Federal Comprehensive Environmental Response Compensation and Liability Act of 1980 ("CERCLA") as authorized and amended by the Superfund Amendment and Re-authorization Act of 1986 substance which may be reasonably determined to cause a risk to the environment as determined by the Environmental Protection Agency or other governmental agency.

         15.04 BROKERAGE COMMISSION. Lessee represents and warrants that there are no claims for brokerage commissions or finders' fees in connection with the execution of this Lease except for Sovereign Commercial Realty ("SCR") or separate agreement. Lessee agrees to indemnify and hold harmless Lessor against all liabilities and costs arising from such claims, including without limitation attorney's fees in connection therewith. In addition, Lessor hereby agrees to pay SCR a commission equal to four and one half percent (4 1/2%) of the gross rentals to be paid upon execution for any expansions, extensions, or renewals pertaining to this Lease.

         15.05 ARBITRATION. The parties wish to provide for a rapid and efficient means of resolving any dispute relating to this Lease. Accordingly, any dispute arising out of or relating to this Lease may be referred by either party to arbitration, in which case it shall be decided by a single arbitrator of the American Arbitration Association sitting in Dallas, Texas, providing that any issues relating to allocation of Operating Costs shall be referred first to the parties auditors for resolution. The American Arbitration Association and the arbitrator shall be instructed to use the most expedited rules then available, and the parties agree to cooperate to make the arbitration as rapid and inexpensive as possible. Once an arbitrator has been used to resolve one dispute, the parties stipulate that the same arbitrator shall be used, unless the parties mutually agree otherwise, to resolve any subsequent disputes. In the event of a default or claimed default on the part of Lessee, Lessor shall be entitled to file an unlawful detainer action under the relevant laws of the State of Texas, but any issue of fact or lease interpretation thereunder shall be referred to arbitration as set forth above, and the decision of the arbitrator shall be final and binding upon the parties and the court. In any arbitration under this Section, the prevailing party shall recover its attorneys fees and costs, and the non-prevailing party shall pay the cost of the arbitrator.

                            ARTICLE 16.00 SCHEDULES

         16.01 The provisions of the following Schedules attached hereto shall form part of this Lease as if the same were embodied herein:



                 Schedule "A" - Legal Description of Lands
                 Schedule "B" - Outline of Leased Premises
                 Schedule "C" - Rules and Regulations
                 Schedule "D" - Leasehold Improvements
                 Schedule "F" - Renewal Option
                 Schedule "G" - Subordination Agreement


                            ARTICLE 17.00 SIGNATURES

EXECUTED at Dallas, Texas this 1st day of December 1996.

LESSOR                                            LESSEE
Fountain Parkway, Ltd.
By: Inner Fountain, Inc, its general partner      /s/ Bollinger Industries, L.P.
   -------------------------------------------    ------------------------------


By: /s/ CLIFFORD A. BOOTH                          By: /s/ GLENN D. BOLLINGER
   -------------------------------------------        --------------------------
   Clifford A. Booth, President

                                  SCHEDULE "A"

                          (Legal Description of Lands)

                                  EXHIBIT "A"
                          (Legal Description of Land)

                                FOUNTAIN PARKWAY

BEING a tract of land in the J.J. Goodwin Survey, Abstract No. 589, and being that tract of land known as SITE 12, GREAT SOUTHWEST INDUSTRIAL DISTRICT, INDUSTRIAL COMMUNITY NO. 5, City of Grand Prairie, Texas as recorded in Volume 388-46, Page 735, Plat Records, Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at the 5/8-inch iron rod found at land southeast corner of said Site 12, said iron rod being in the north line of Fountain Parkway (100-foot right-of-way);

THENCE West, along said north line, a distance of 597.74 feet to a 1/2-inch iron rod with yellow plastic cap stamped "A.H. HALFF ASSOC." (hereafter referred to as "with cap") set in the east line of the Chicago, Rock Island and Pacific Railroad (50-foot right-of-way);

THENCE North 0 degrees 24 minutes 08 seconds East, departing said north line and along said east line, a distance of 1234.40 feet to a 1/2-inch iron rod with cap set for the point of curvature of a circular curve to the left having a radius of 482.28 feet and whose long cord bears South 57 degrees 30 minutes 48 seconds East, a distance of 518.07 feet and being on the south line of Lead Track Number 23 (60-foot right-of-way);

THENCE Southeasterly, departing said east line, along said south line and along said curve, through a central angle of 64 degrees 58 minutes 25 seconds, an arc distance of 546.91 feet to a 1/2-inch iron rod with cap set for the point of tangency;

THENCE East, continuing along said south line, a distance of 145.73 feet to a set 1/2-inch iron rod with cap for corner;

THENCE South, departing said south line, a distance of 245.75 feet to a point for corner in the interior of a building;

THENCE South 0 degrees 50 minutes 47 seconds East (Plat - South 0 degrees, 45 minutes 06 seconds East), a distance of 237.53 feet (Plat - 236.67 feet) to a fence post found for corner at the northwest corner of the Ford Cemetery;

THENCE South 0 degrees 46 minutes 16 seconds East (Plat - South 1 degrees 47 minutes 20 seconds East), along the west line of said cemetery and along a chain link fence, a distance of 106.52 feet (Plat - 103.94 feet) to a fence post found for the southwest corner of said cemetery;

THENCE South 0 degrees 13 minutes 12 seconds East (Plat - South), a distance of
366.34 feet (Plat - 369.82 feet) to the POINT Of BEGINNING AND CONTAINING 599,733 square feet (Plat - 600,003 square feet) or 13.7680 acres (Plat - 13.774 Acres) of land.

                                SCHEDULE "C"


                                SCHEDULE "B"

                        (Outline of Leased Premises)

                                 SCHEDULE "B"


                         (Outline of Leased Premises)





                                 [SITE PLAN]

                                SCHEDULE "C"

                            Rules and Regulations

1. The sidewalks, entry passages, elevators (if installed in the building) and common stairways shall not be obstructed by the Lessee or used for any other purposes than for ingress and egress to and from the Leased Premises. The Lessee will not place or allow to be placed in the Building corridors or public stairways any waste paper, dust, garbage, refuse or anything whatever.

2. The washroom plumbing fixtures and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes or other substances shall be thrown therein. The expense of any damage resulting by misuse by the Lessee shall be borne by the Lessee.

3. No one shall use the Leased Premises for residential purposes, or for the storage of personal effects or articles other than those required for business purposes.

4. No dangerous or explosive materials shall be kept or permitted to be kept in the Leased Premises.

5. The Lessee shall not and shall not permit any cooking in the Leased Premises except in a microwave oven. The Lessee shall not install or permit the installation or use of any machine dispensing goods for sale in the Leased Premises without the prior written approval of the Lessor. Only persons authorized by the Lessor shall be permitted to deliver or to use the elevators (if installed in the Building) for the purpose of delivering food or beverages to the Leased Premises.

6. The Lessee shall not bring in or take out, position, construct, install or move any safe, business machine or other heavy office equipment without the prior consent of the Lessor. In giving such consent, the Lessor shall have the right in its sole discretion, to prescribe the weight permitted and the position thereof, and the use and design of planks, skids or platforms to distribute the weight thereof. All damages done to the Building by moving or using any such heavy equipment or other office equipment or furniture shall be repaired at the expense of the Lessee. The moving of all heavy equipment or other office equipment or furniture shall occur only at times consented to by the Lessor and the persons employed to move the same in and out of the Building must be acceptable to the Lessor. Safes and other heavy office equipment will be moved through the halls and corridors only upon steel bearing plates. No freight or bulky matter of any description will be received into the Building or carried in the elevators (if installed in the Building) except during hours approved by the Lessor.

7. The parking of automobiles shall be subject to the charges and the reasonable regulations of the Lessor. The Lessor shall not be responsible for damage to or theft of any car, its accessories or contents whether the same be the result of negligence of otherwise. Parking may be regulated and/or assigned by Lessor.

8. The Lessee shall not mark, drill into or in any way deface the walls, ceilings, partitions, floors or other parts of the Leased Premises and the Building unless Lessor has provided consent to do so.

9. If the Lessee desires any electrical or communications wiring, the Lessor reserves the right to direct qualified persons as to where and how the wires are to be introduced, and without such directions, no borings or cutting for wires shall take place. No other wires or pipes of any kind shall be introduced without the prior written consent of the Lessor,

10. The Lessee shall not place or cause to be placed any additional locks upon any doors of the Leased Premises without the approval of the Lessor and subject to any conditions imposed by the Lessor. Additional keys may be obtained from the Lessor at the cost of the Lessee.

11. The Lessee shall take care of the rugs and window treatments in the Leased Premises and shall arrange for the carrying-out of regular cleaning and shampooing of carpets and cleaning of window treatments in a manner acceptable to the Lessor.

12. The Lessee shall permit the periodic closing of lanes, driveways and passages for the purpose of preserving the Lessor's rights over such lanes, driveways and passages.

13. The Lessee shall not place or permit to be placed any sign, advertisement, notice or other display on any part of the exterior of the Leased Premises or elsewhere if such sign, advertisement, notice or other display is visible from outside the Leased Premises without the prior written consent of the Lessor which may be arbitrarily withheld. The Lessee, upon request of the Lessor, shall immediately remove any sign, advertisement, notice or other display which the Lessee has placed or permitted to be placed which, in the opinion of the Lessor, is objectionable, and if the Lessee shall fail to do so, the Lessor may remove the same at the expense of the Lessee.

14. The Lessor shall have the right to make such other and further reasonable rules and regulations and to alter the same as in its judgment may from time to time be needed for the safety, care, cleanliness and appearance of the Leased Premises and the Building and for the preservation of good order therein and the same shall be kept and observed by the lessees, their employees and servants. The Lessor also has the right to suspend or cancel any or all of these rules and regulations herein set out.

15. Lessor will not be responsible for lost or stolen personal property, money or jewelry from Lessee's leased area or public area regardless of whether such loss occurred when area is locked against entry or not.

                                  SCHEDULE "D"

                            (Leasehold Improvements)

Lessor agrees to provide Lessee with the demised premises in an "as is" condition. Lessor shall provide Lessee a leasehold improvement allowance equal to fifty thousand dollars ($50,000) within 30 days of completion of the improvements and submission of original invoices to Lessor.





UNLESS OTHERWISE NOTED, ANY ADDITIONAL LEASEHOLD IMPROVEMENTS REQUIRED BY LESSEE SHALL BE THE FISCAL RESPONSIBILITY OF LESSEE.



AGREED AND ACCEPTED THIS 1st DAY OF DECEMBER, 1996.


---------------------------------------------------

                                   EXHIBIT G


                            SUBORDINATION AGREEMENT

     THIS AGREEMENT is entered into among Fountain Parkway LTD. (hereinafter referred to as "Landlord"). Bollinger Industries, L.P. (hereafter referred to as "Tenant"), and Foothill Capital Corporation hereinafter referred to as "Lender") effective the 1st day of December, 1996.

     WHEREAS, that certain lease ("Original Lease") dated December 1st, 1996, covering approximately 300,000 square feet of space at 602 Fountain Parkway, Grand Prairie, Tarrant County, Texas, a copy of which is attached hereto between Fountain Parkway, Ltd. as ("Lessor") and Bollinger Industries, L.P, ("Lessee").

     WHEREAS, the fact that Foothill Capital Corporation ("Lender") (11111 Santa Monica Blvd., Suite 1500, Los Angeles, CA. 90025-3333, Attn: Suzanne Witkowsky), has made a loan (as amended, increased, extended or otherwise changed from time to time, the Loan") to the Lessee to be guaranteed by the Company and secured in part by any and all inventory and accounts receivable, and any records relating thereto, owned or held by Bollinger Industries, L.P. (the "Collateral") stored or otherwise located on the premises demised under said Lease.

     WHEREAS, the fact that Lender would not be willing to make said Loan but for the consent and waiver of Lessor, all as herein provided.

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good valuable consideration by Lessee in hand this day paid to the undersigned, the receipt does hereby agree and represent as follows:

1. In the event of default under the proposed Loan, Lender or its successors or assigns, may, prior to the expiration or termination of the Lease, upon prior written notice to Lessor, enter upon the premises at the time specified by Lessor and remove said Collateral from the premises without the consent of, or accounting to, the undersigned Lessor, conditioned, however, upon any damage caused to the premises by reason of the removal of the Collateral being repaired without cost or expense to Lessor promptly after such removal. Upon written notification by Lessor of the Termination of the Lease or the exercise of its rights to possession of the premises by virtue thereof, Lender shall have the license for a period of up to 30 days after such notice to enter upon the premises to remove the Collateral and shall cause any damage caused to the premises by reason of the removal of the Collateral to be repaired without cost or expenses to Lessor promptly after such removal. Lender shall pay Lessor a daily license fee equivalent to one-thirtieth (1/30th) of the holdover monthly rental provided for in the Lease. In the event Lender does not intend to exercise its rights with regard to the Collateral and to remove the Collateral from the premises, Lender shall so notify Lessor in writing on or prior to Midnight CST time on the date which is 7 days after the date of Lender's receipt of such notice from Lessor, and Lessor may thereafter remove the Collateral from the premises and otherwise deal with the Collateral as permitted by applicable law and the Lease. It is expressly understood and agreed that Lessor shall have no obligation whatsoever to preserve or protect the Collateral after the expiration or termination of the Lease. Lessor hereby subordinate to Lender any and all landlord's lien and other lien rights on security interests, whether statutory or contractual, perfected or unperfected, respecting the Collateral until the Loan is repaid in full and all of Lessee's and Lender's obligations under the Loan have terminated.


2. Except as provided above, the Lease has not been modified, changed, altered, or amended by any written instrument in any respect and is the only agreement between the Lessor and the Lessee affecting the premises demised under the Lease.

3. To the best of our knowledge, the Lease is not in default by either the Lessor or the Lessee and is in full force and effect.

4. In the event of the occurrence of a default under the Lease, the Lessor will use Lessor's best efforts to provide a copy of any written notice of such default sent to Lessee to the Lender at the respective address set forth above, or at such other addresses as the Lender may provide in writing to the Lessor.

5. Any and all notices hereunder to the Lender or the Lessor shall be sent by registered or certified mail, return receipt requested, or via hand delivery, to their respective addresses set forth herein.

6. It is specifically understood and agreed that this Subordination Agreement shall be binding upon the undersigned and its successors in interest.

The foregoing is hereby approved and agreed to this 1st day of December, 1996.


LESSOR:  FOUNTAIN PARKWAY, LTD.
By:      Inner Fountain, Inc., Its General Partner

         /s/ CLIFFORD A. BOOTH
         ---------------------------------------
         Clifford A. Booth, President



LESSEE:  Bollinger Industries, L.P.

         /s/ GLENN D. BOLLINGER
         ---------------------------------------
         Glenn D. Bollinger
         Chief Executive Officer

                                  EXHIBIT "F"

                            RENEWAL OPTION (MARKET)

Lessee (but not any assignee or sublessee of Lessee, even if Lessor's consent is obtained as required by Article 9.00 of this Lease) is granted the option(s) to extend the term of this lease for ONE consecutive extended term of THREE year(s) each, provided (a) Lessee is not in default at the time of the exercise of the respective option, and (b) Lessee gives written notice of its exercise of the respective option at least ninety (90) days prior to the expiration of the original term or the expiration of the then existing term. Each extension term shall be upon the same terms and conditions, except (i) Lessee shall have no further right of renewal after the last extension term prescribed above, and
(ii) the Monthly Guaranteed Rental will be equal to whatever monthly Minimum Guaranteed Rental (plus whatever periodic adjustments) Lessor is then quoting to prospective lessees for new leases of comparable space in Dallas, Fort Worth for comparable terms (as confirmed by written statement to Lessee by a representative of Lessor), or comparable space in comparable office showroom tech projects located in the same general area as this project (also as confirmed by written statement to Lessee by a representative of Lessor). Notwithstanding the above provisions to the contrary: (A) in no event will the adjusted monthly Minimum Guaranteed Rental for any option period be lower than the monthly Minimum Guaranteed Rental for the immediately preceding period; and
(B) in the event Lessee has not agreed in writing to accept the monthly Minimum Guaranteed Rental before ninety (90) days prior to the expiration of the then existing term, Lessor at its option may terminate this lease as of the expiration of the then existing term.